Exhibit 10.12

Contract No. :

Letter of Intent for Cooperation on Sales and service of New energy Vehicles

Party A: _______________________

with

Party B: Zhejiang Jiuzi New Energy Automobile Co., LTD

Letter of Intent for Cooperation on Sales and service of New energy Vehicles

The Letter of Intent on Sales and Services of New Energy Vehicles (hereinafter referred to as the “Letter of Intent”) is signed by the following parties in _________, _____________ Province, China on ___________:

_____________ (hereinafter referred to as “Party A”) is a company incorporated and existing under the laws of the People’s Republic of China and its legal representative is

Address: ____________________________________;

Zhejiang Jiuzi New Energy Automobile Co., LTD. (hereinafter referred to as “Party B”) is a company incorporated and existing under the laws of the People’s Republic of China and its legal representative is Mr. Zhang Shuibo.

Address is located at 401, Building 1, Jinsha Lake Business Center, Hangzhou Economic Development Zone, Zhejiang Province, Zip code: 310000 (hereinafter collectively referred to as the “Parties”).

1 Purpose of this Letter of Intent

1.1 Whereas Party B wishes to become a sales service provider of Party A and agrees to build a business site and related facilities (hereinafter referred to as the business site) for the sale and service of New Energy Vehicles as required by Party A, the parties have reached a preliminary intention on matters related to the establishment of the sales and service cooperation relationship.

1.2 This LOI (Letter of Intent) explains the following:

1.2.1 Requirements that Must be met before Party B becomes a sales service provider of Party A and signs the [Brand] New Energy Automobile Temporary License Sales and Service Agreement or The [Brand] New Energy Automobile License Sales and Service Contract (collectively, the “License Contract”) with Party A;

1.2.2 Construction work to be done by Party B after signing this Letter of Intent.

2. Intended products and intended area

2.1 If Party B becomes party A’s sales service provider, Party A intends to license The [Brand] New Energy model to be operated by Party B

(hereinafter referred to as “Intended Model”, the specific business model shall be subject to the notice given by Party A in writing).

2.2 Party A may adjust the intended models and varieties licensed to Be sold by Party B according to market development or changes in its own business strategy.

2.3 If Party B becomes party A’s sales service provider, Party A intends to license Party B to operate in __________, _______ Province (hereinafter referred to as the Intended Area).

2.4 The intended models and intended areas licensed by Party A to Party B are neither exclusive nor Excludability.

2.5 For the purpose of maintaining or expanding market opportunities, Party A may change party B’s intended territory according to Party B’s business conditions.

3.Address of business premises

3.1 Party B, as the sales service provider of Party A, shall establish the address of the business site, which shall be confirmed by both parties and described as follows:

1. [Address]

2. [Address]

3.2 If Party B intends to conduct the transitional business, the address of party B’s transitional business site shall be, with the consent of Party A:

3.3 If the address of the above business site (including the transition business site) confirmed by both parties needs to be changed due to special reasons, Party B shall

A written change application report shall be submitted to Party A 10 days before the actual change is made, stating that the address needs to be changed

Reasons, and provide the documents and other necessary materials issued by the relevant competent authorities. Upon party A’s verification and consent,

Party B may choose a new site within the intended area permitted by Party A. Party B shall report to Party A in writing and get the new address from Party A and

Written confirmation from Party A.

4 Representations and Warranties

4.1 Party B warrants to Party A that:

4.1.1 The original business license, tax registration and other official permission documents presented by Party B to Party A for the purpose of signing this LoI;

As well as the “[Brand] New Energy Vehicle Regional Distribution Application Report” and other relevant documents submitted to Party A, in this Letter of Intent

It shall be true, valid and accurate at the time of signing;

4.1.2 If the Parties enter into a license contract thereafter, except that Party B has submitted the modified documents to Party A

The document is also true, valid and accurate.

4.2 Party B warrants to Party A that it has the legal qualification, license and conditions for signing this Letter of Intent.

4.3 Party B warrants to Party A that party B shall complete the legal procedures required for the construction of the business site within/within days from the signing date of this Letter of Intent

The relevant procedures of land use and construction permit; If Party B changes the address of its business premises and party A confirms the change, it shall also apply to the new address

Within/within days upon party A’s confirmation, party A shall complete the relevant procedures for the legal use of land and the permitted construction of the construction site.

If Party B fails to complete the above procedures on time, Party A has the right to terminate this LOI.

4.4 Upon signing this Letter of Intent, Party B shall present to Party A its original valid business license. If Party B actually pays the registration

If the capital is less than TWO million YUAN, Party B must pay the registered capital within/within days from the signing date of this Letter of Intent

Less than TWO million YUAN and the original amended business license of enterprise legal person shall be submitted to Party A. Otherwise, Party A has the right to

Termination of this LoI.

4.5 In order to ensure that the construction of the business site is completed in accordance with the standards on schedule (see below), Party B undertakes to own the business site within the term of validity of the letter of intent

Total working capital of not less than 5 million RMB.

5 Construction

5.1 After Party A receives all the legal and valid documents and materials required for the land and/or construction of the business site to be constructed and provided by Party B,

Party A shall provide Party B with the Construction Drawing of [Brand] New Energy Automobile License Sales Service Store and the decoration design of [Brand] New Energy Store

The standard plan and related materials shall clarify the standards and requirements of the construction and image of the business site.

Party B shall receive the construction Drawing of [Brand] New Energy Automobile License Sales Service Store provided by Party A as mentioned above.

Within/within days after the decoration design Standard Drawing and relevant materials of New Energy Vehicle Store, a detailed and feasible project schedule shall be drawn up and submitted to Party A for the construction work. After party A’s written confirmation, it shall be delivered to the construction unit for construction.

5.3 party b’s management place of civil engineering must be signed in this letter of intent/months from the date of the construction, and all relevant and necessary equipment and spare parts for the construction of the installation, procurement work, must be in / / before the end of all completed and installed, and through party a’s written acceptance confirmation, otherwise, party a shall have the right to terminate this letter of intent.

5.4 Party B shall timely inform Party A of the construction progress and party B’s acceptance in writing in the form required by Party A, and accept Party A’s supervision. To this end, the parties confirm the following contacts for the construction schedule:

Contact the responsible party	The contact
	The name	position	Office phone	fax	email
Party a
Party b

5.5 Party B shall construct the business site in strict accordance with Party A’s standards and requirements, and bear the relevant design, development, construction and other expenses by itself.

6 Class standards

6.1 The parties agree that the business premises constructed by Party B shall conform to party A’s C-level store standards; If the transition operation is required, the transition operation site of Party B shall meet the standards of direct-sale stores or urban exhibition halls stipulated by Party A in its management documents.

6.2 If the business site constructed by Party B fails to meet the above standards agreed upon by both parties during Party A’s acceptance and confirmation, Party A shall have the right to terminate this LETTER of Intent without bearing any economic and/or other responsibilities.

6.3 standard

classification	First-tier cities and municipalities directly under the Central Government	Prefecture level	County-level cities
A grade	Class B	Class C
standard	Street facing width (m)	P 24	20 or more	15
Store height (m)	24	4	3 or higher
Total area (m)	700	P 550	P 360
Exhibition Hall Area (M2)	360	280	160
Office Area (M)	P 100	P 70	40 or higher
Service always area (m)	Repair shop (excluding parts warehouse)	P 170	P 130	100
The reception area	20 or more	20 or more	20
User lounge	20 or more	20 or more	20 or more
Spare parts warehouse (including old parts warehouse)	30	30 or higher	20 or more
A combined	P 240	200	P 160
Store Investment (ten thousand)	150	120	70
Working Capital (ten thousand)	300	200	100
Security deposit (ten thousand)	Daily margin	20	20	16
Construction deposit	20	20	16
requirements	Number of vehicles (sets)	6	5	4 or higher
Sales staff (person)	6	4	3
Service personnel (person)	3 or higher	2 or more	1 or more
Monthly Minimum vehicle inventory (unit)	45	30	15
Monthly minimum spare parts inventory (ten thousand)	8	6	3
Annual Target volume (Taiwan)	500	360	200
Store location	Traditional business district, car street, motor city, bustling area, etc
After qualification	More than three

7 Construction Deposit

7.1 Party B shall, within 7 working days after the signing of this Letter of Intent, pay Party A a construction deposit of ________ YUAN. On the expiration date,

If Party A does not receive the payment, this LoI shall not become effective.

Beneficiary:

Bank of deposit:

Account number:

Note: Please be sure to write “Deposit” in the remarks information column when making remittance.

7.2 Return of construction deposit:

If the construction of Party B’s business site passes the acceptance confirmation of Party A as scheduled and Party Z and Party A sign the license contract, Party A shall be responsible for the construction of party B’s business site

According to the amount of performance bond stipulated in the license contract, party B shall convert such part of the construction bond under the license contract

Performance bond, if any, will be converted into payment.

7.3 Unless agreed in writing by Party A, the actual construction schedule of Party B is inconsistent with the construction schedule determined by both parties:

7.3.1 If party A’s acceptance and confirmation of the business site is delayed for more than 30 days, Party A shall deduct 20,000 YUAN as construction deposit;

7.3.2 If party A delays the final acceptance confirmation of the business site for more than 60 days, Party A shall deduct ________ yuan as construction deposit

Yuan and have the right to terminate this Letter of intent;

7.3.3 If party A delays the final acceptance confirmation of the business site for more than 90 days, Party A shall have the right to terminate this agreement immediately

And have the right to deduct all the construction deposit.

8 Acceptance Confirmation

8.1 Upon receipt of party B’s written notice that the construction project of the business site is completed on time or in advance, Party A shall press the “[Brand] New Energy Automobile”

Construction Drawing of licensed Sales service shop, Standard Drawing of Decoration and Design of [Brand] New Energy Automobile Shop and related materials

The stipulated standards and requirements for the construction and image of the business site, and the acceptance and confirmation of the business site and related equipment.

8.2 If the acceptance confirmation fails, Party B shall, as required by Party A, make corrections to the business premises and relevant equipment

Party A shall conduct the second acceptance confirmation within 7 days after the acceptance confirmation is not passed or within the extended period agreed by both parties.

If Party B fails to pass Party A’s second acceptance confirmation as scheduled, Party A shall have the right to terminate this LOI without undertaking to do so

Any economic and/or other responsibilities.

8.3 Party B shall only do so after all the work required by this Letter of Intent has been confirmed qualified by Party A’s acceptance inspection and a license contract has been signed with Party A

Party A can officially start business as a licensed sales service provider and operate the licensed relevant business; If Party B completes the construction ahead of schedule

Party B may start business ahead of schedule if the work is set up, approved by Party A’s acceptance inspection and both parties sign a license contract.

The acceptance confirmation of Party A stated in this Letter of Intent does not change Party B’s status as the contractor of the business site construction and the construction contract.

The relationship of rights and obligations between bits. Party B shall bear the relevant legal obligations and liabilities for the construction of the business site.

9.1 Party B shall, prior to its official opening as a licensed sales service provider with the permission of Party A, recruit for the positions set up according to Party A’s plan

The employees to be engaged in the sales of the intended model and related services shall be organized according to Party A’s requirements and plans

Participate in party A’s relevant training.

9.2 Party A shall be responsible for the development of training courses, the training of teachers for teaching and the provision of relevant teaching materials.

9.3 Party B shall bear the training expenses specified by Party A and the transportation, accommodation and other expenses of the trainees.

9.4 Party B’s employees who attend Party A’s relevant training shall report to Party A for record. Any change shall be approved by Party A.

Conditions for signing a licensing contract

10.1 Once Party B meets all the following conditions, the Parties may sign the license Contract:

10.1.1 Party B’s construction related to the business site, installation and procurement of necessary equipment and spare parts shall be regulated by Party A.

The project shall be completed on time or ahead of schedule within the specified period and shall be qualified upon acceptance inspection by Party A;

10.1.2 As party A’s sales service provider, Party B must be an independent legal person with an independent financial system and organization machine

Construction, business sites and facilities, a certain number of staff meeting the business requirements and the corresponding management bodies

Department;

10.1.3 Party B has independently obtained the business license and government license necessary for business operation, including but not limited to auto repair

The business license of the automobile maintenance industry approved by the administrative authority of the trade;

10.1.4 The paid-in registered capital of Party B shall not be less than TWO million yuan, and party B has maintained the establishment and operation of the company as the sales permitted by Party A

The capital required by the service provider shall be qualified to make full use of the capital, and the total amount shall not be less than 500

Working capital of ten thousand yuan;

10.1.5 Upon Party A’s confirmation, all relevant employees of Party B have successfully completed the training as required by Party A;

10.1.6 The official documents submitted by Party B to Party A in accordance with Article 4.1 when signing this LoI are still true, valid and valid

Accurate. If there is any change, it shall present and submit the corresponding document for the change.

10.1.7 The term of validity of Party B’s enterprise business license and the term of validity of the legal use of land and business premises shall be not low at that time In five years.

10.2 If Party B deems it necessary to invest in the establishment of a new company and determines that a licensing contract shall be entered into between The New Company and Party A, Party B shall submit a written application to Party A. Party B and the New Company shall satisfy all the following conditions and the new Company shall enter into a licensing contract with Party A only upon Written consent of Party A:

10.2.1 The investment proportion of Party B or its controlling shareholders in the New Company shall not be less than 51% of the registered capital of the New Company, and shall be in the

After the new company is registered, it shall provide Party A with the authoritative and legally effective certification materials of the registered capital composition;

10.2.2 The New Company shall meet all the conditions required for the signing of the licensing contract and shall perform all the requirements made by Party B to Party A

Party B shall supervise and guarantee the new company and meet the relevant requirements set forth in this Letter of Intent

The Performance of the foregoing conditions, commitments and requirements by the Division.

10.2.3 Party B undertakes that the right to obtain land and business premises from a third party shall be transferred to the business premises constructed by the new Company

Lawfully used by the new company; If the New Company signs a license contract with Party A, Party B shall comply with the license contract

The amount of the performance bond of party B shall be converted into the performance bond of the New Company with respect to the license contract, e.g

Any balance will be converted into the payment for the new company.

10.3 If Party B completes the construction and decoration of the exhibition hall and maintenance workshop of the business site according to Party A’s standards and passes party A’s preliminary acceptance review,

Part of the exhibition hall reaches the state of marketable, part of the service station reaches the state of repairable; Or if Party B’s business site construction week

However, the exhibition hall and service station of the transition store shall be built at least as required by Party A

For the special market, Party A may, according to the local conditions and the opinions of Party A’s region, give the standard

In case of concession, Party B is permitted to sell the products distributed by Party A temporarily. Both parties enter into a license contract.

10.4 Franchise Qualification

10.4.1 Submission materials: business license, articles of association, bank opening license, and general taxpayer qualification certificate plus copies

Official seal: Completion Date: ____________.

10.4.2 Party B shall provide Party A with class Iii or above maintenance qualifications. Submitted materials: Road transport business license; After the

Time: Before ___________.

Trademarks and names

11.1 If this LoI is invalidated or terminated prior to the execution of the license Contract, whether or not notified by Party A, it shall be deemed relevant to Party A

Party B shall immediately stop the display and/or use of Party A’s trademarks and logos which are permitted to be displayed and/or used by Party B in the documents and shall cease to use such trademarks and/or logos from party B

For the removal of all trademarks and marks of Party A in party B’s buildings and business premises. Party B shall also compensate Party A for its request to Party B.

Party A shall indemnify Party A for all expenses and other related expenses incurred in complying with this Clause.

11.2 Without the written permission of Party A, Party B shall not register or use the above trademarks and marks as well as the names of party A’s vehicle models

In the enterprise name of Party B, whether the registration or use is direct or indirect, in whole or in part, no matter

Is it registered or used separately, or in conjunction with other terms or identifiers? The same prohibition applies

A mark or symbol in the form of graphics or pinyin, as long as it represents the above trademark, logo and the name of each vehicle of Party A

Party B shall not register in its own name, regardless of whether there is any difference. Party b shall also

The above trademarks, logos and the names of party A’s vehicles shall not be registered in whole or in part as their own Internet domain names.

11.3 Party B agrees that if its registered Internet domain name conflicts with the interests of Party A, Party B shall comply with The requirements of Party A

Assign or revoke this domain name from Party A.

12 exclusive

During the term of this Letter of Intent, Without prior written consent of Party A, Party B shall not construct the business premises,

Sites and facilities are used to provide sales for other automotive brand products and/or to conduct this bibliography with other economic entities

Negotiation with or signing any agreement with them.

13 a secret

13.1 Without the prior written consent of Party A, Party B shall not disclose or disclose in any form the existence or content of this LoI

Propaganda.

13.2 Without the prior written consent of Party A, Party B and its employees shall not provide any documents and documents provided to Party B by Party A or its agents

The materials are disclosed to any third party, but Party B provides its premises to the contractor that builds and provides the services for its premises

Except in the case of information that must be known, Party B shall warrant that its contractor agrees in writing to comply with the above confidentiality provisions and shall maintain

All relevant documents and materials provided to the Contractor shall be recalled and properly secured within 30 days after the acceptance of works at the business site Tube.

13.3 After the expiration or termination of this LOI, the covenants set forth in this Section shall continue even if no licensing contract has been entered into between the Parties

In full force and effect, and Party B warrants that it will provide Party A and/or its agents with all information and information related to this Letter of Intent The copy shall be returned to Party A.

13.4 Party A shall keep confidential the relevant documents and materials provided by Party B.

14 risks and expenses

14.1 Both parties agree that, prior to the signing of the license Contract, neither party shall sell or sell the intended models or other Models of Party A

The Service makes any legally binding commitments to the other party. However, the provisions of this LoI are relevant before the signing of the license

The relevant obligations and liabilities to be assumed before the contract shall be legally binding on both parties.

14.2 For the sake of clarity, Party B acknowledges and agrees to assume the obligations and responsibilities set forth in this Letter of Intent, including but not limited to

To train employees and bear the risks, costs and expenses of building the business site; Unless otherwise agreed in this LoI

Both parties shall bear the relevant expenses incurred by each party during the signing and performance of this Letter of Intent. If this Letter of Intent is lost In the event of validity or termination, Party B shall not have the right to require Party A to compensate and/or compensate it for any expenses or expenses incurred in connection with this LoI.

15 Prior Agreement

The execution of this Letter of Intent will supersede all other intentions, commitments, agreements and/or contracts previously entered into by the parties with respect to the sale and service of the intended models and other Models of Party A.

16 Dispute Resolution

Any dispute in connection with this LoI shall be settled through negotiation. If no settlement can be reached through litigation through negotiation, either party of this LoI shall file a lawsuit with the people’s court in the place where Party A is located.

17 deadline

This Letter of Intent shall be established upon being signed and sealed by both parties and shall come into force upon Party A’s receipt of party B’s construction deposit. Both parties shall sign the “[Brand] New Energy Vehicle License Sales and Service Contract” or the “[Brand] New Energy Vehicle License Sales and Service Contract”

The foregoing Agreement/Contract shall prevail, and any provisions not specified in the foregoing Agreement/contract shall be governed by the provisions of this LoI.

18 Equipment Ordering

Party B shall order and install the general equipment, diagnostic instrument, PCAN, high-voltage insulation meter and after-sales service system in accordance with the standard of Grade C station before June 30, 2018.

19 other

This LOI and its attachments, as well as management documents related to the LoI published or notified by Party A from time to time, are an integral part of the LoI. This Letter of Intent is made in two originals, with one held by each party and both originals shall be equally authentic.

Authorized representatives of both parties shall sign/seal and seal the company

Party A(Signature and seal):

Authorized Representative (Signature/seal):

Party B (Signature and seal):

Zhejiang Jiuzi New Energy Vehicles Co., Ltd.

Authorized Representative (signature/seal):

Form of License/Purchase contract

Through negotiation, Party A and Party B agree that the new energy Automobile purchase contract terms are as follows:

Party A (Seller):

(Buyer):

Sales Consultant:

Id Number:

Address:

Telephone:

I. Details of vehicle purchase are as follows:

1. Details of vehicle purchase are as follows:
Province car brand	Vehicle unit price
Vehicle type	Purchase validity (in words)
Bus no.	Body Color
The car price officer pays	The loan amount
Loan fixed number of year	Loan payments
Formalities charge	Insurance costs
Terms of payment	Full payment () Installment payment ()
The total amount	￥: (in words:
A down payment to teach	￥: YUAN (in words:)

II. note

1. After this Agreement is signed, Party B shall pay RMB (in words) to Party A as the down payment for the aforesaid vehicles, and the remaining vehicle payment (in words:)

At the end of the pay. If Party B does not need Party A to handle the registration procedures, the balance shall be paid in a lump sum when picking up the car. Party B shall bear the expenses incurred during the licensing process.

Party A’s beneficiary account name:

Account number:

Bank:

Party B can only pick up the car after Party A has received the full payment for the car and inspection.

2. If Party B requires Party A to deliver the car to the designated place, all expenses and risks incurred shall be borne by Party B;

3. Party B shall conduct inspection and acceptance of the purchased vehicle on the day of pickup, point out any objection on the spot and deal with it upon party A’s confirmation. If there is no objection after inspection, both parties shall jointly sign the receipt and the ownership and risk of the vehicle purchased by Party B shall be transferred from Party A to Party B.

III、If party B fails to pick up the car on time due to any reason for breach of contract, the deposit paid shall not be returned.

IV、 If Party B fails to pay the price as agreed herein or terminates the contract without authorization, it shall be liable for breach of contract.

V. Dispute Resolution: Any dispute arising from or in connection with this Contract shall be settled by the parties through negotiation. If no agreement can be reached through negotiation, either party may file a lawsuit with the people’s Court at the place where Party A is located.

VI. Other Terms: This Contract shall come into force upon being used and signed and sealed by both parties: This Contract is made in two originals. For matters not covered herein, both parties shall enter into a supplementary agreement which shall be binding upon the Company. The final settlement shall be vested in Party A.

Party A (seal):	Party B (seal):
Date of Signing:	Date of Signing:

Address: